LINCOLN VARIABLE INSURANCE PRODUCTS TRUST
     Supplement to Standard and Service Class Prospectuses dated May 1, 4004 as supplemented April 16, 2004 and May 5, 2004 and
              Statement of Additional Information dated May 1, 2004
                 as supplemented May 5, 2004 and August 13, 2004

                               International Fund

On September 24, 2004, Delaware International Advisers Ltd.("DIAL") and its direct parent companies were sold to a company owned by DIAL's current management and others, including various private investment funds affiliated with Hellman & Friedman LLC, a private equity firm. Along with the sale, DIAL is changing its name to "Mondrian Investment Partners Limited." As approved by the Board of Trustees, Mondrian Investment Partners Limited ("Mondrian") presently serves as sub-adviser to the Fund pursuant to the Interim Sub-Advisory Agreement.

A Special Meeting of Stockholders is scheduled for November 30, 2004, where the shareholders will consider a proposal to have Mondrian continue to serve as the sub-adviser to the Fund. The Board of Trustees of the Trust has previously considered and approved a New Subadvisory Agreement with Mondrian and has approved the submission of the New Subadvisory Agreement to the applicable shareholders.

If the proposal is approved, there will be no change in the Fund's investment objective, investment policies, or the Fund's overall investment management fees.






This Supplement is dated October 1, 2004.